UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 6, 2018

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following proposals were voted upon and approved at the special meeting of stockholders of KapStone Paper and Packaging Corporation (the “Company”) held on September 6, 2018.

1.                                      Adoption of the Agreement and Plan of Merger.

The holders of the common stock of the Company approved a proposal to adopt the Agreement and Plan of Merger, dated as of January 28, 2018, as it may be amended from time to time (the “Merger Agreement”), among the Company, WestRock Company, a Delaware corporation (“WestRock”), Whiskey Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of WestRock (“Holdco”), Whiskey Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco, and Kola Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (the “Merger Proposal”) by the following count:

For	Against	Abstain
81,570,978	30,823	180,422

2.                                      Adjournment of the special meeting.

Because holders of the common stock of the Company holding at least a majority of the shares of common stock of the Company issued and outstanding and entitled to vote approved the Merger Proposal, the vote was not called on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal.

3.                                      Advisory approval of the Company’s named executive officer compensation.

The holders of the common stock of the Company supported the non-binding advisory proposal to approve the compensation and benefits that may be paid, become payable or be provided to the Company’s named executive officers in connection with the mergers contemplated by the Merger Agreement by the following count:

For	Against	Abstain
71,079,712	10,408,381	294,130

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Kathryn D. Ingraham
Name:	Kathryn D. Ingraham
Title:	Vice President, Secretary and General Counsel